Employee benefit plan - Schedule of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Service cost	$ 158	$ 166
Interest cost	68	60
Effect of foreign exchange rates	372	(41)
Amortization of prior service cost	0	1
Amortization of gain	(8)	(2)
Compensation-non-retirement post employment benefits	4	(12)
Settlement gain	(7)	0
Curtailment gain	0	(5)
Net periodic benefit cost	$ 587	$ 167